FINANCING INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income, Nonoperating [Abstract]
Short-term interest expenses, commissions and other	$ 46	$ 77	$ 14
Gains in respect of marketable securities	115	666	133
Interest expenses in respect of long-term loans	225
Interest income in respect of deposits	1,944	773	982
Exchange rate differences and others, net	(274)	(327)	575
Financing income, net	$ 2,056	$ 1,189	$ 1,704